                                                                 Loan No. 6032ZR

                          FIRST MODIFICATION AGREEMENT
                                 Unsecured Loan

THIS MODIFICATION AGREEMENT is dated as of February 27, 1996, entered among OASIS RESIDENTIAL, INC., a Nevada corporation ("Company"), MORGAN GUARANTY TRUST COMPANY OF NEW YORK, BANK ONE, ARIZONA, N.A., UNION BANK, DRESDNER BANK AG, Los Angeles Agency and Grand Cayman Branch, and WELLS FARGO BANK, N.A., each individually referred to therein as a lender ("Lender") and collectively referred to as lenders ("Lenders"), and MORGAN GUARANTY TRUST OF NEW YORK and BANK ONE, ARIZONA, Lenders having the capacity of co-agents ("Co-Agents") and WELLS FARGO BANK, N.A., as administrative agent for Lenders and Co-Agents (in such capacity, "Administrative Agent").

                                    RECITALS

A. Pursuant to the terms of a Credit Agreement between Company and Lenders dated September 25, 1995 ("Credit Agreement"), Lenders made a loan to Company in the aggregate principal amount of ONE HUNDRED FIFTY MILLION AND NO/100THS DOLLARS ($150,000,000.00) ("Loan"). The Loan is evidenced by promissory notes dated as of the date of the Credit Agreement, executed by Company in favor of Lenders, in the following principal amounts:

                 Morgan Guaranty Trust Company of New York $35,000,000.00;

                 Bank One, Arizona, N.A. $35,000,000.00;

                 Union Bank $20,000,000.00;

                 Dresdner Bank AG $20,000,000.00; and

                 Wells Fargo Bank, N.A. $40,000,000.00 (each singularly Morgan
                                                  Note, Bank One Note, Union
                                                  Note, Dresdner Note and Wells
                                                  Note, respectively, and
                                                  collectively, the "Note").

B. The Note, Credit Agreement, this Modification Agreement, the other documents described in the Credit Agreement as "Loan Documents" together with all modifications and amendments thereto and any document required hereunder, are collectively referred to herein as the "Loan Documents".

C. By this Modification Agreement, Company and Lenders intend to modify and amend certain terms and provisions of the Loan Documents.

NOW, THEREFORE, Company and Lenders agree as follows:

1 . CONDITIONS PRECEDENT. The following are conditions precedent to Lenders' obligations under this Agreement:

         1.1 Receipt and approval by Administrative Agent of the executed originals of this Modification Agreement, and any and all other documents and agreements which are required pursuant to this Modification Agreement or which Administrative Agent has requested pursuant to the Loan Documents, in form and content acceptable to Administrative Agent;

         1.2 Reimbursement to Administrative Agent by Company of Lender's costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby, including, without limitation, attorneys' fees, and documentation costs and charges, whether such services are furnished by Lender's employees or agents or by independent contractors;

                                                                 Loan No. 6032ZR


         1.3 The representations and warranties contained herein are true and correct.

2. REPRESENTATIONS AND WARRANTIES. Company hereby represents and warrants that no breach or failure of condition has occurred, or would exist with notice or the lapse of time or both, under any of the Loan Documents, as modified by this Modification Agreement, and all representations and warranties herein and in the other Loan Documents are true and correct, which representations and warranties shall survive execution of this Modification Agreement.

3. MODIFICATION OF LOAN DOCUMENTS. The Loan Documents are hereby supplemented and modified to incorporate the following, which shall supersede and prevail over any conflicting provisions of the Loan
         Documents:

         3.1 Financial Covenants. Paragraph C of Section 6.5 Financial Covenants in the Credit Agreement is hereby amended and replaced as follows:

                 "C. MINIMUM CONSOLIDATED NET WORTH. Company shall not permit Consolidated Net Worth at any time to be less than the sum of
                 (i) $340,717,500.00, plus (ii) 90% of Net Offering Proceeds."

         3.2 Unencumbered Property Certificates and Rent Rolls. Subparagraph (vii) of Unencumbered Property Certificates and Rent Rolls of Section 5.1 in the Credit Agreement is hereby amended and replaced to read as follows:

                 "(vii) Unencumbered Property Certificates and Summary Of Occupancy/NOI or Rent Rolls. Within 45 days after the end of each Fiscal Quarter (and more often if requested by Administrative Agent), an Unencumbered Property Certificate and a Summary Of Occupancy/NOI ("Summary Of Occupancy/NOI"), or a rent roll at Administrative Agent's option, for each Unencumbered Property, each certified as being true and correct by the chief financial officer or controller of Company. Each Unencumbered Property Certificate shall set forth the Unencumbered Property Value calculations since the date of the last prior Unencumbered Property Certificate, and shall reflect any material adverse changes in the Net Operating Income or other condition of an Unencumbered Property of which such officer has knowledge;".

         3.3 Exhibits. Page (iv), list of Exhibits in the Credit Agreement is hereby amended to include the Summary of Occupancy/NOI form, as
         Exhibit IX attached hereto. Company will provide Administrative Agent with the Summary of Occupancy/NOI form in accordance with Section 5.1
         (vii) in the Credit Agreement as amended hereby.

         3.4 Conditions to Initial Loans. Paragraph B of Section 3.1 Conditions to Initial Loans in the Credit Agreement is hereby deleted in its entirety.

         3.5 Insurance. Section 4.19 Insurance in the Credit Agreement is hereby deleted in its entirety.

         3.6 Insurance. Section 5.10 Insurance in the Credit Agreement is hereby deleted in its entirety and replaced as follows:

                 "5.10 Insurance. Company shall maintain, or cause others to maintain for its benefit, reasonable and appropriate amounts of property and "all risk" casualty and liability insurance, which insurance shall include in any event:

                 (a) with respect to each Property: (i) property insurance in an amount not less than the replacement cost of the improvements thereon; (ii) coverage for flood and water damage for any Property located within area designated as a special flood hazard area by FEMA in the maximum amount required by Federal law; and (iii) loss of rental insurance income in an amount not less than one year's gross revenues of such

                                                                 Loan No. 6032ZR

                 Property; and (b) comprehensive general liability insurance in an amount not less than $10,000,000.00 per occurrence.

                 At the request of Administrative Agent, Company shall provide, as to each Property evidence of insurance, including certificated of insurance and binders. Company shall provide evidence of insurance to Administrative Agent within twenty
                 (20) days from receipt of written request.

         3.7 Casualty and Condemnation. Section 5.11 Casualty and Condemnation in the Credit Agreement are hereby deleted in their entirety.

         3.8     Union Note.  Effectively immediately, the date of the Union
         Note is amended to read as: September 25, 1995. Moreover, the first and second paragraphs of the Union Note are deleted in their entirety and replaced as follows:

                 "FOR VALUE RECEIVED, OASIS RESIDENTIAL, INC., a Nevada corporation ("Company"), promises to pay to the order of UNION BANK ("PAYEE"), on or before September 25, 1997, the lesser of (x) $20,000,000 and (y) the unpaid principal amount of all advances made by Payee to Company as Loans under the Credit Agreement referred to below.

                 Company also promises to pay interest on the unpaid principal amount hereof, from the date hereof until paid in full, at the rates and at the times which shall be determined in accordance with the provisions of that certain Amended and Restated Credit Agreement dated as of September 25, 1995 by and among Company, the financial institutions listed therein as Lenders, Wells Fargo Bank, National Association, as Administrative Agent, and Morgan Guaranty Trust Company and Bank One Arizona, N.A., as Co-Agents (said Credit Agreement, as it may be amended, supplemented or otherwise modified from time to time, being the "CREDIT AGREEMENT", the terms defined therein and not otherwise defined herein being used hereinas therein defined."

4. FORMATION AND ORGANIZATIONAL DOCUMENTS. Company has previously delivered to Administrative Agent all of the relevant formation and organizational documents of Company, of the partners or joint venturers of Company (if any), and of all guarantors of the Loan (if any), and all such formation documents remain in full force and effect and have not been amended or modified since they were delivered to Administrative Agent. Company hereby certifies that: (i) the above documents are all of the relevant formation and organizational documents of Company; (ii) they remain in full force and effect; and
         (iii) they have not been amended or modified since they were previously delivered to Administrative Agent.

5. NON-IMPAIRMENT. Except as expressly provided herein, nothing in this Modification Agreement shall alter or affect any provision, condition, or covenant contained in the Loan Documents or affect or impair any rights, powers, or remedies thereunder, it being the intent of the parties hereto that the provisions of the Loan Documents shall continue in full force and effect except as expressly modified hereby.

6. MISCELLANEOUS. This Modification Agreement and the other Loan Documents shall be governed by and interpreted in accordance with the laws of the State of Nevada, except if preempted by Federal law. In any action brought or arising out of this Modification Agreement or the Loan Documents, Company, and the general partners and joint venturers of Company, hereby consent to the jurisdiction of any Federal or State Court having proper venue within the State of Nevada and also consent to the service of process by any means authorized by Nevada or federal law. The headings used in this Modification Agreement are for convenience only and shall be disregarded in interpreting the substantive provisions of this Modification Agreement. Except as expressly provided otherwise herein, all terms used herein shall have the meaning given to them in the other Loan Documents. Time is of the essence of each term of the Loan Documents, including this Modification Agreement. If any provision of this Modification Agreement or any of the other Loan Documents shall be determined by a court of competent jurisdiction to be invalid, illegal or unenforceable, that portion shall be deemed severed therefrom and the remaining parts shall remain in full force as though the invalid, illegal, or unenforceable portion had never been a part thereof.

                                                                 Loan No. 6032ZR

7. INTEGRATION; INTERPRETATION. The Loan Documents, including this Modification Agreement, contain or expressly incorporate by reference the entire agreement of the parties with respect to the matters contemplated herein and supersede all prior negotiations. The Loan Documents shall not be modified except by written instrument executed by all parties. Any reference to the Loan Documents in any of the Loan Documents includes any amendments, renewals or extensions approved by Lender.

8. EXECUTION IN COUNTERPART. This Agreement, and other Loan Documents which expressly so provide, may be executed in any number of counterparts, each of which when executed and delivered will be deemed to be an original and all of which, taken together, will be deemed to be one and the same instrument.

IN WITNESS WHEREOF, Company and Lenders have caused this Modification Agreement to be duly executed as of the date first above written.

                                                                 Loan No. 6032ZR

             "LENDERS"                                   "COMPANY"

WELLS FARGO BANK, NATIONAL ASSOCIATION,      OASIS RESIDENTIAL, INC.,
individually and as Administrative Agent     a Nevada Corporation

BY:     Mark D. Osgood                       BY:
   -------------------------------------        --------------------------------
    Its:  Vice President                         Its:
        --------------------------------             ---------------------------

MORGAN GUARANTY TRUST COMPANY OF
NEW YORK, individually and as Co-Agent

BY:
   -------------------------------------

    Its:
        --------------------------------

BANK ONE, ARIZONA, N.A.,
individually and as Co-Agent

BY:             /SIG/
   -------------------------------------

    Its: Vice President
        --------------------------------

UNION BANK

BY:
   -------------------------------------

    Its:
        --------------------------------

BY:
   -------------------------------------

    Its:
        --------------------------------

DRESDNER BANK AG, LOS ANGELES AGENCY AND
GRAND CAYMAN BRANCH

BY:
   -------------------------------------

    Its:
        --------------------------------

BY:
   -------------------------------------

    Its:
        --------------------------------

                                                                 Loan No. 6032ZR

             "LENDERS"                                   "COMPANY"

WELLS FARGO BANK, NATIONAL ASSOCIATION,      OASIS RESIDENTIAL, INC.,
individually and as Administrative Agent     a Nevada Corporation

BY:     Mark D. Osgood                       BY:
   -------------------------------------        --------------------------------
    Its:  Vice President                         Its:
        --------------------------------             ---------------------------

MORGAN GUARANTY TRUST COMPANY OF
NEW YORK, individually and as Co-Agent

BY:
   -------------------------------------

    Its:
        --------------------------------

BANK ONE, ARIZONA, N.A.,
individually and as Co-Agent

BY:
   -------------------------------------

    Its:
        --------------------------------

UNION BANK

BY:             /SIG/
   -------------------------------------

    Its: Assistant Vice President
        --------------------------------

BY:             /SIG/
   -------------------------------------

    Its: Vice President
        --------------------------------

DRESDNER BANK AG, LOS ANGELES AGENCY AND
GRAND CAYMAN BRANCH

BY:
   -------------------------------------

    Its:
        --------------------------------

BY:
   -------------------------------------

    Its:
        --------------------------------

                                                                 Loan No. 6032ZR

             "LENDERS"                                   "COMPANY"

WELLS FARGO BANK, NATIONAL ASSOCIATION,      OASIS RESIDENTIAL, INC.,
individually and as Administrative Agent     a Nevada Corporation

BY: Mark D. Osgood                           BY:
   -------------------------------------        --------------------------------
    Its:  Vice President                         Its:
        --------------------------------             ---------------------------

MORGAN GUARANTY TRUST COMPANY OF
NEW YORK, individually and as Co-Agent

BY:
   -------------------------------------

    Its:
        --------------------------------

BANK ONE, ARIZONA, N.A.,
individually and as Co-Agent

BY:
   -------------------------------------

    Its:
        --------------------------------

UNION BANK

BY:
   -------------------------------------

    Its:
        --------------------------------

BY:
   -------------------------------------

    Its:
        --------------------------------

DRESDNER BANK AG, LOS ANGELES AGENCY AND
GRAND CAYMAN BRANCH

BY:             /SIG/
   -------------------------------------
    Sidney S. Jordan
    Its: Vice President
        --------------------------------

BY:             /SIG/
   -------------------------------------
    Vitol Wiacek
    Its: Asst. Vice Pres.
        --------------------------------

                                                                 Loan No. 6032ZR

             "LENDERS"                                   "COMPANY"

WELLS FARGO BANK, NATIONAL ASSOCIATION,      OASIS RESIDENTIAL, INC.,
individually and as Administrative Agent     a Nevada Corporation

BY: Mark D. Osgood                           BY:
   -------------------------------------        --------------------------------
    Its:  Vice President                         Its:
        --------------------------------             ---------------------------

MORGAN GUARANTY TRUST COMPANY OF
NEW YORK, individually and as Co-Agent

BY: MICHAEL M. ERRICHETTI
   -------------------------------------
    Its: VICE PRESIDENT
        --------------------------------

BANK ONE, ARIZONA, N.A.,
individually and as Co-Agent

BY:
   -------------------------------------

    Its:
        --------------------------------

UNION BANK

BY:
   -------------------------------------

    Its:
        --------------------------------

BY:
   -------------------------------------

    Its:
        --------------------------------

DRESDNER BANK AG, LOS ANGELES AGENCY AND
GRAND CAYMAN BRANCH

BY:
   -------------------------------------

    Its:
        --------------------------------

BY:
   -------------------------------------

    Its:
        --------------------------------

                                                                 Loan No. 6032ZR

             "LENDERS"                                   "COMPANY"

WELLS FARGO BANK, NATIONAL ASSOCIATION,      OASIS RESIDENTIAL, INC.,
individually and as Administrative Agent     a Nevada Corporation

BY: Mark D. Osgood                           BY:        /SIG/
   -------------------------------------        --------------------------------
    Its:  Vice President                         Its: President
        --------------------------------             ---------------------------

MORGAN GUARANTY TRUST COMPANY OF
NEW YORK, individually and as Co-Agent

BY:
   -------------------------------------

    Its:
        --------------------------------

BANK ONE, ARIZONA, N.A.,
individually and as Co-Agent

BY:
   -------------------------------------

    Its:
        --------------------------------

UNION BANK

BY:
   -------------------------------------

    Its:
        --------------------------------

BY:
   -------------------------------------

    Its:
        --------------------------------

DRESDNER BANK AG, LOS ANGELES AGENCY AND
GRAND CAYMAN BRANCH

BY:
   -------------------------------------

    Its:
        --------------------------------

BY:
   -------------------------------------

    Its:
        --------------------------------

                            OASIS RESIDENTIAL, INC.

                              SUMMARY OF OCCUPANCY
                     FOR THE MONTH ENDED DECEMBER 25, 1995

                                                                                                    Wtd. Ave.         Contract
                                                        Approximate                               Monthly Rent       Rental Rates
                                          Occupancy      Rentable       Gross        Net        ---------------    ---------------
                        Total   Occupied  at Dec. 25,      Area       Potential     Rental      Per       Per      Per       Per
PROPERTY NAME           Units     Units      1995        (Sq. Ft.)       Rent       Revenue     Unit    Sq. Ft.    Unit    Sg. Ft.
------------------------------  --------  -----------   -----------   ----------   ----------   ----    -------    ----    -------
OASIS  BAY        BCA      128      127        99%          108,032   $   88,592   $   86,400   $680     $0.79     $692     $0.82
OASIS  BREEZE     VER      320      312        98%          275,920      205,687      199,014    638      0.70      643      0.75
OASIS  CANYON     CCA      200      177        89%          197,408      153,335      128,330    725      0.58      767      0.78
OASIS  CENTENNIAL CEN      276      254        92%          205,380      169,715      167,457    659      0.75      615      0.83
OASIS  CLIFFS     SUN      376      371        99%          351,920      241,462      240,724    649      0.67      642      0.69
OASIS  CLUB       TCI      320      297        93%          286,560      214,155      199,326    671      0.65      669      0.75
OASIS  COVE       WCA      104      101        97%           93,340       68,145       66,176    655      0.69      655      0.73
OASIS  DEL MAR I  BHA      280      280       100%          276,020      221,870      212,339    758      0.77      792      0.80
OASIS  EMERALD    ECA      132      131        99%          115,180       80,950       78,773    601      0.68      613      0.70
OASIS  GLEN       LGA      113      113       100%           89,488       76,960       74,855    662      0.84      681      0.86
OASIS  GREENS     CGA      432      415        96%          385,216      277,458      268,472    647      0.67      642      0.72
OASIS  HEIGHTS    VCA      240      237        99%          204,160      146,459      142,050    599      0.69      610      0.72
OASIS  HERITAGE   NOA      720      658        91%          678,760      414,243      375,270    570      0.51      575      0.61
OASIS  HILLS      SHA      184      184       100%          106,472       85,230       82,953    451      0.78      463      0.80
OASIS  ISLAND     SEI      118      117        99%          106,260       73,652       73,033    624      0.68      624      0.69
OASIS  LANDING    CSA      144      140        97%          124,752       91,257       87,604    626      0.68      634      0.73
OASIS  MORNING    LMA      106       88        83%           53,772       46,455       37,338    424      0.58      438      0.86
OASIS  ORCHID     TEA      280      275        98%          315,640      198,751      192,794    701      0.60      710      0.63
OASIS  PALMS      WES      208      201        97%          184,272      129,815      121,629    605      0.64      624      0.70
OASIS  PARADISE   PPO      624      617        99%          560,896      429,448      421,341    683      0.74      688      0.77
OASIS  PARK       EAG      224      205        92%          167,600      139,805      132,666    647      0.72      624      0.83
OASIS  PEARL      MSH       90       87        97%           82,332       58,290       54,810    630      0.64      648      0.71
OASIS  PLACE      BWK      240      223        93%          105,600      104,799       97,438    437      0.86      437      0.99
OASIS  PLAZA      SPA      300      293        98%          245,936      169,862      165,028    563      0.66      566      0.69
OASIS  RAINBOW    RRA      232      224        97%          202,600      145,445      139,139    621      0.66      727      0.72
OASIS  REFF       LCA       60       57        95%           68,180       45,124       42,136    739      0.59      752      0.66
OASIS  RIDGE      WIN      477      432        91%          187,833      203,692      192,192    445      0.93      427      1.08
OASIS  ROSE       RED      212      199        94%          213,888      148,253      136,344    685      0.60      699      0.69
OASIS  SANDS      SCW       48       39        81%           54,000       35,725       28,838    739      0.43      744      0.66
OASIS  SPRINGS    ASA      304      285        94%          246,912      179,535      166,088    583      0.63      591      0.73
OASIS  STARS      MSA       68       68       100%           61,030       44,948       39,722    584      0.65      661      0.74
OASIS  SUITES     NEX      409      373        91%          163,200      180,168      168,558    452      0.94      441      1.10
OASIS  SUMMIT     PCL      234      228        97%          277,836      232,940      219,477    963      0.77      995      0.84
OASIS  TERRACE    WHA      336      300        89%          334,848      229,037      198,524    662      0.53      682      0.68
OASIS  TOPAZ      TVA      270      245        91%          223,268      155,300      137,079    560      0.56      575      0.70
OASIS  TRAILS     SFT      360      337        94%          322,956      235,665      217,920    647      0.63      655      0.73
OASIS  VIEW       CVA      180      160        89%          169,200      107,575       92,579    579      0.49      598      0.64
OASIS  VININGS    VIN      234      216        92%          269,574      172,685      158,456    734      0.54      738      0.64
OASIS  VINTAGE    BRA      368      332        90%          366,048      255,318      231,099    696      0.57      694      0.70
OASIS  VISTA      RVA      408      398        98%          363,196      208,426      200,301    503      0.54      511      0.57
OASIS  WEXFORD    WEX      358      336        94%          289,968      236,965      222,211    661      0.72      662      0.82
OASIS  WINDS      FOX      350      331        95%          282,500      192,368      177,871    537      0.60      550      0.68
                        ------   ------      -----       ----------   ----------   ----------   ----     -----     ----     -----
     Totals/Wtd. Ave.   11,067   10,463      94.5%        9,417,953   $6,895,524   $6,474,354   $619     $0.73     $623     $0.73
                        ------   ------      -----       ----------   ----------   ----------   ----     -----     ----     -----

     LEASE-UP PROPERTIES

OASIS  BEL-AIR    RRE      296      165        56%          296,512      223,065   $  116,358   $705     $0.29   $  754     $0.75
OASIS  POINTE     SBA      252       40        16%          249,216      185,598       21,633    541      0.02      737      0.74
OASIS  DEERWOOD   DWA      342       32         9%          391,590      358,985          -       -       0.00    1,050      0.92
OASIS  DEL MAR II BHA      280      134        48%          276,020      221,870      101,620    758      0.22      792      0.80
                        ------   ------      -----       ----------   ----------   ----------   ----     -----   ------     -----
     Totals/Wtd. Ave.    1,170      371        32%        1,213,338      989,518      239,611    646     $0.08   $  846     $0.82
                        ------   ------      -----       ----------   ----------   ----------   ----     -----   ------     -----
Grand Totals/Wtd. Ave.  12,237   10,834      88.5%       10,631,291   $7,885,042   $6,713,965   $620     $0.56   $  644     $0.74
                        ======   ======      =====       ==========   ==========   ==========   ====     =====   ======     =====


                                   EXHIBIT IX


                               PAGE 1 OF 2 PAGES

                            OASIS RESIDENTIAL, INC.

                           Unencumbered NOI Analysis


                                                                         NOI FOR QUARTER ENDED
                                                 -------------------------------------------------------------------
                                 12 MONTH
      COMMUNITIES        UNITS     TOTAL         DEC. 31, 1995     SEP. 30, 1995     JUN. 30, 1995     MAR. 31, 1995
      -----------        -----   --------        -------------     -------------     -------------     -------------
  1   OASIS BAY          128      $705,154           $181,129          $169,044          $177,763          $177,218     1
  2   OASIS BREEZE       320    $1,682,353           $437,626          $408,360          $407,774          $428,593     2
  3   OASIS CENTENNIAL   276      $387,107           $324,989           $62,118(2)          NA                NA        3
  4   OASIS CENTRE       NA       $253,932            $61,533           $58,400           $68,395           $65,604     4
  5   OASIS CLIFFS       376    $1,817,673           $452,961          $427,723          $458,640          $478,349     5
  6   OASIS COVE         104      $526,705           $134,898          $127,537          $127,856          $136,414     6
  7   OASIS EMERALD      132      $595,683           $155,677          $143,865          $144,502          $151,639     7
  8   OASIS GLEN         113      $585,401           $163,876          $140,312          $128,965          $152,248     8
  9   OASIS HEIGHTS      240    $1,131,876           $281,784          $259,715          $284,035          $306,342     9
 10   OASIS ISLAND       118      $551,313           $144,769          $127,921          $139,989          $138,634    10
 11   OASIS MORNING      106      $290,018            $52,166           $82,522           $78,501           $76,829    11
 12   OASIS ORCHID       280    $1,488,467           $387,521          $363,345          $354,754          $382,847    12
 13   OASIS PALMS        208    $1,002,307           $237,134          $256,954          $249,873          $258,346    13
 14   OASIS PEARL         74      $306,171            $83,604           $64,796           $79,473           $78,298    14
 15   OASIS RIDGE        477    $1,513,870           $375,922          $378,278          $371,480          $388,190    15
 16   OASIS SANDS         48      $317,704            $75,445           $82,496           $81,621           $78,142    16
 17   OASIS STAR          24      $112,595            $28,777           $27,919           $25,814           $30,085    17
 18   OASIS SUMMIT       234    $1,362,186           $473,716          $408,456          $310,598          $169,416    18
 19   OASIS TERRACE      336    $1,360,598           $395,330          $414,142          $383,679          $167,447(1) 19
 20   OASIS VIEW         180      $915,952           $164,754          $178,719          $383,679          $188,800    20
 21   OASIS VININGS      234    $1,424,199           $340,252          $340,370          $379,588          $363,989    21
 22   OASIS VINTAGE       32      $180,632            $41,946           $44,916           $45,591           $48,180    22
 23   OASIS VISTA        408    $1,173,027           $343,589          $291,638          $285,739          $252,061    23
 24   OASIS WINDS        350    $1,484,639           $349,718          $380,078          $376,283          $378,560    24
            TOTAL      4,798   $21,169,563         $5,689,115        $5,239,624        $5,344,592        $4,896,232

-----------------
(1) In lease-up during quarter.
(2) Acquired September 15, 1995 - 16 days actual date for the quarter.



                                   EXHIBIT IX
                               PAGE 2 OF 2 PAGES

                                    EXHIBITS



I        FORM OF NOTICE OF BORROWING
II       FORM OF NOTICE OF CONVERSION/CONTINUATION
III      FORM OF NOTE
IV       FORM OF COMPLIANCE CERTIFICATE
V        FORM OF OPINION OF HERBERT L. WALDMAN
VI       FORM OF UNENCUMBERED PROPERTY CERTIFICATE
VII      FORM OF ASSIGNMENT AGREEMENT
VIII     FORM OF CERTIFICATE OF NON-BANK STATUS
IX       FORM OF SUMMARY OF OCCUPANCY/NOI












                                      (iv)